Concentration of Credit Risk and Off-Balance Sheet Risk	6 Months Ended
Sep. 30, 2016
Risks and Uncertainties [Abstract]
Concentration of Credit Risk and Off-Balance Sheet Risk

6. Concentration of Credit Risk and Off-Balance Sheet Risk

The Company has no off-balance sheet risk, such as foreign exchange contracts, option contracts, or other foreign hedging arrangements. Financial instruments, which potentially subject us to concentrations of credit risk, consist primarily of cash and cash equivalents and accounts receivable. We maintain our cash and cash equivalents with major financial institutions of high-credit quality. Although the Company deposits its cash with multiple financial institutions, its deposits, at times, may exceed federally insured limits.

Credit risk with respect to accounts receivable is dispersed due to our large number of customers. The Company’s accounts receivable are derived from revenue earned from customers primarily located in the United States, the United Kingdom, and South Africa. The Company generally does not require its customers to provide collateral or other security to support accounts receivable. Credit losses historically have not been significant and the Company generally has not experienced any material losses related to receivables from individual customers, or groups of customers. Due to these factors, no additional credit risk beyond amounts provided for collection losses is believed by management to be probable in the Company’s accounts receivable. As of September 30, 2016 and March 31, 2016, no individual customer represented more than 10% of our accounts receivable. During the three and six months ended September 30, 2016 and 2015, no individual customer represented more than 10% of our revenue.